Exhibit 10.6
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|ORDER FOR SUPPLIES AND SERVICES |NOTE: MARK ALL       |    PAGE 1 OF (1) PAGES|
|                                |PACKAGES WITH ORDER  |                       |
|                                |NUMBER/CONTRACT      |                       |
|                                |NUMBER               |                       |
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|1. DATE OF ORDER  |2. ORDER NUMBER      |3. CONTRACT NUMBER |4. ACT NUMBER    |
|09/30/2002        |T0602BN3508          |GS-35F-5347H       |A19531706        |
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| IMPORTANT:                                                                   |
|                                                                              |
|o  This  form  is not to be  used  as an  invoice.  See  reverse  for  invoice|
|   requirements and payment information.                                      |
|                                                                              |
|o  The  invoice  remit to  address  must be the same as Block 12.  Notify  the|
|   contracting/ordering officer if the information in Block 12 is incorrect.  |
|                                                                              |
|o  Failure to show the ACT number  (Block 4) on invoice will delay payment and|
|   render the invoice improper.                                               |
|                                                                              |
|o  Failure to mail invoice to address in Block 24 will delay payment.         |
|                                                                              |
|o  Failure of service  contractors  to  provide  information  in Block 9A will|
|   result in 20% of payment being withheld (26 U.S.C. 3406(a)).               |
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|7. TO: CONTRACTOR                         | 8. TYPE OF ORDER |REFERENCE YOUR
|(Name, address and zip code)              | B. DELIVERY      |
|Clifford Pope                             -------------------------------------
|MANAGEMENT SOLUTIONS & SYSTEMS INC.       |Please furnish the following on the|
|8540 Ashwood Drive                        |terms  specified  on both  sides of|
|Capitol Heights, MD 20743                 |the order and the attached  sheets,|
|United States                             |if  any,   including   delivery  as|
|(301) 324-4992                            | indicated.                        |
|                                          -------------------------------------
|                                          |This  delivery  order is subject to|
|                                          |instructions contained on this side|
|                                          |only of  this  form  and is  issued|
|                                          |subject to the terms and conditions|
|                                          |of the above numbered contract.    |
|                                          -------------------------------------
|                                          |C. MODIFICATION NO. |AUTHORITY FOR |
|                                          |OO                  |ISSUIN        |
|-------------------------------------------------------------------------------
|9A. EMPLOYER'S         |CHECK, IF APPROP  |Except  as  provided  herein,   all|
|IDENTIFICATION         |WHITHHOLD 20%     |terms   and   conditions   of   the|
|NUMBER                 |                  |original   order,   as   heretofore|
|522037526              |                  |modified, remain unchanged.        |
|                       |                  |                                   |
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|10A. CLASSIFICATION                       |10B. TYPE OF BUSINESS ORGANIZATION |
|A                                         |C                                  |
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|11. ISSUING OFFICE     |REMITTANCE        |13. SHIP TO (Cosignee address, zip |
|(Address  zip code,    |ADDRESS           |code and telephone no.)            |
|and telephone no.)     |(MANDATORY)       |Earl Timberlake                    |
|GSA Region 6 -         |MANAGEMENT        |6900 Georgia Ave. Bldg. T-2        |
|Kansas City            |SOLUTIONS &       |Washington, D.C., DC 20307         |
|REZZAN A. ERTEN        |SYSTEMS, INC.     |United States                      |
|1500 E. Bannister Road |8540 Ashwood Dr.  |(202) 782-1085                     |
|Kansas, City, MO 64131 |Capitol Heights,  |                                   |
|United States          |MD, 20743         |                                   |
|(816) 823-4659         |United States     |                                   |
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

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|14. PLACE OF INSPECTION AND ACCEPTANCE    |15. REQUISITION OFFICE (Name,      |
|Earl Timberlake                           |symbol, and telephone no.)         |
|6900 Georgia Ave. Bldg. T-2               |Arlene M. Title                    |
|Washington, D.C., DC 20307                |GSA Region 6 - Kansas City         |
|United States                             |1500 E. Bannister Rd.              |
|                                          |KANSAS CITY, MO 64131              |
|                                          |United States                      |
|                                          |(816) 823-3990                     |
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|16. F.O.B. POINT    |17. GOVERNMENTAL B/L |18. DELIVER F.O.B. |19. PAYMENT/   |
|Destination         |NO.                  |POINT ON OR BEFORE |DISCOUNT TERMS |
|                    |                     |09/30/2003         |30             |
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|                                 20. SCHEDULE                                 |
|                                                                              |
|PROJECT: ##K02AM058S00                                                        |
|                                                                              |
|Period of Performance:                                                        |
|10/01/2002 to 09/30/2003                                                      |
|                                                                              |
|COMPUTER SERVICE PER THE VENDORS PROPOSAL AND STATEMENT OF WORK FOR ONE YEAR  |
|WITH ADDITIONAL ONE YEAR OPTIONS THAT MAY BE EXERCISED AT THE OPTION OF THE   |
|GOVERNMENT.                                                                   |
|                                                                              |
|-                                                                             |
|"THIS PROJECT IS BEING INCREMENTALLY FUNDED"                                  |
|                                                                              |
|-                                                                             |
|                                                                              |
|-                                                                             |
|?Subject to the availability of Funds, Per Far Clause 52.252-18?              |
|                                                                              |
|Funds  are  not  presently  available  for  this  contract.  The  Government?s|
|obligation under this contract is contingent upon the availability of| |appropriated funds from which payment for contract purposes can be made. No| |legal liability on the part of the Government for any payment may arise until| |funds are made available to the Contracting Officer for this contract and| |until the Contractor receives notice of such availability, to be confirmed in|
|writing by the Contracting Officer.                                           |
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|ITEM NO. | SUPPLIERS OR SERVICES  |  QUANTITY |   UNIT  |   UNIT   |  AMOUNT  |
|         |                        |  ORDERED  |         |  PRICE   |          |
|  (A)    |         (B)            |    (C)    |   (D)   |   (E)    |    (F)   |
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|         |                        |           |         |          |          |
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|21. RECEIVING OFFICE (Name symbol and telephone no.) |     TOTAL|             |
|Earl Timberlake, (202) 782-1085                      |      FROM|             |
|                                                     |  300-A(s)|             |
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|22. SHIPPING POINT                |23. GROSS SHIP WT.|     GRAND|$1,393,982.56|
|Specified in QUOTE                |                  |     TOTAL|             |
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|24. MAIL INVOICE TO:                |25A. FOR INQUIRIES |25B. TELEPHONE NO.   |
|(Include zip code)                  |REGARDING PAYMENT  |(816) 823-8281       |
|GSA, GSW Finance Center (7BCPK) 299X|CONTACT:           |                     |
|P.O. Box 17114                      |Marisa Smith       |                     |
|819 Taylor St RM 5308 (Overnight)   |------------------------------------------
|Fort Worth, TX 76102-0114           |26A. NAME OF       |26B. TELEPHONE NO.   |
|                                    |CONTRACTING/       |(816) 823-4659       |
|                                    |ORDERING OFFICER   |                     |
|                                    |(Type)             |                     |
|                                    |Rezzan A. Erten    |                     |
|                                    -------------------------------------------
|                                    |26C. SIGNATURE                           |
|                                    |Rezzan A. Ertan 09/30/2002               |
|                                    |                                         |
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|GENERAL SERVICES        |2. CONTRACTOR'S ORIGINAL    |GSA FORM 300 (REV. 2-93)|
|ADMINISTATION           |                            |                        |
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